UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2013

SELECTIVE INSURANCE GROUP, INC.

(Exact Name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey		07890
(Address of principal executive offices)		(Zip Code)

(973) 948-3000

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 8, 2013, Selective Insurance Group, Inc. (the "Company") issued $175,000,000 aggregate principal amount of its 5.875% Senior Notes Due 2043 (the "Securities") pursuant to a Prospectus Supplement, dated February 5, 2013 (the "Prospectus Supplement"), to the Prospectus, dated June 15, 2012, filed as part of the Company's Registration Statement on Form S-3 (Registration No. 333-182166) filed with the U.S. Securities and Exchange Commission.

The Securities were issued under the Indenture, dated as of February 8, 2013 (the "Indenture"), between the Company and U.S. Bank National Association (the "Trustee"), as supplemented by the First Supplemental Indenture, dated as of February 8, 2013 (the "Supplemental Indenture"), between the Company and the Trustee. The Company sold the Securities pursuant to an Underwriting Agreement, dated February 5, 2013 (the "Underwriting Agreement"), between the Company and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Underwriters named in Schedule A to the Underwriting Agreement.

From February 8, 2013 until maturity on February 9, 2043, interest on the Securities will be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 2013, and at maturity, at an annual rate equal to 5.875%. At the Company's option, it may redeem the Securities in whole or in part at 100% of their aggregate principal amount, together with any accrued and unpaid interest, on or after February 8, 2018.

The preceding is a summary of the terms of the Underwriting Agreement, the Indenture, the Supplemental Indenture and the Securities and is qualified in its entirety by reference to the Underwriting Agreement, attached as Exhibit 1.1 hereto, the Indenture, attached as Exhibit 4.1 hereto, the Supplemental Indenture, attached as Exhibit 4.2 hereto, and the Form of 5.875% Senior Notes due 2043, attached as Exhibit 4.3 hereto, and each is incorporated herein by reference as though it were fully set forth herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is also responsive to Item 2.03 of this report, and is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 5, 2013, among Selective Insurance Group, Inc., Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Indenture, dated as of February 8, 2013, between Selective Insurance Group, Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of February 8, 2013, between Selective Insurance Group, Inc. and U.S. Bank National Association, as trustee.

4.3	Form of 5.875% Senior Note Due 2043 (included in Exhibit 4.2).

5.1	Opinion of Robyn P. Tuner, Esq.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Robyn P. Turner, Esq. (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

By:	/s/ Michael H. Lanza
	Name:	Michael H. Lanza
	Title:	Executive Vice President and
General Counsel

Date: February 8, 2013

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 5, 2013, among Selective Insurance Group, Inc., Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Indenture, dated as of February 8, 2013, between Selective Insurance Group, Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of February 8, 2013, between Selective Insurance Group, Inc. and U.S. Bank National Association, as trustee.

4.3	Form of 5.875% Senior Note Due 2043 (included in Exhibit 4.2)

5.1	Opinion of Robyn P. Tuner, Esq.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Robyn P. Turner, Esq. (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

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